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                                  EXHIBIT 99.1

April 13, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Commissioners:

We have read the statements made by Summit Bancshares, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated March 27, 2000, as amended on April 13, 2000. We agree with the statements concerning our Firm in such Form 8-K/A.

We have no basis to conclude whether the Company consulted with other accountants.

Very truly yours,

PricewaterhouseCoopers LLP